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                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported): December 6, 2004

                                                  SOUTHERN CALIFORNIA EDISON COMPANY
                                        (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                                       2244 Walnut Grove Avenue
                                                            (P.O. Box 800)
                                                      Rosemead, California 91770
                                     (Address of principal executive offices, including zip code)

                                                             626-302-1212
                                         (Registrant's telephone number, including area code)

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Item 8.01.  Other Events.

         On December 6, 2004, Southern California Edison Company agreed to sell $150,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds, Series 2004H, Due 2007  ("New Bonds").  For further information concerning the New Bonds, refer to the exhibits contained in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit
Number                                  Description
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1.                         Underwriting Agreement dated December 6, 2004

4.1                        One Hundred Fourth Supplemental Indenture dated as of December 6, 2004

4.2                        Certificate as to Actions by Officer of Southern California Edison Company, dated as of December 6, 2004

5.                         Opinion of Counsel

12.1                       Statement re Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends

12.2                       Statement re Computation of Ratios of Earnings to Fixed Charges

25.1                       Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the Bank of New
York, as Trustee under the Indenture (First Mortgage Bonds)

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SOUTHERN CALIFORNIA EDISON COMPANY
                                                            (Registrant)

                                                                     /s/ KENNETH S. STEWART
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                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

December 10, 2004